FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 1997

                              NuOasis Gaming, Inc.
             (Exact name of registrant as specified in its charter.)

                                    Delaware
                    (State of incorporation or organization)

                                    33-73240
                            (Commission File Number)

                                   95-4176781
                      (I.R.S. Employee Identification No.)

                   2 Park Plaza, Suite 470, Irvine, California
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5382

          (Former name or former address, if changed since last report)

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Item 1.       Changes in Control of Registrant

              N/A

Item 2.       Acquisition or Disposition of Assets

              N/A

Item 3.       Bankruptcy or Receivership

              N/A

Item 4.       Changes in Registrant's Certifying Accountant

              N/A

Item 5.       Other Events

              N/A

Item 6.       Resignation of Registrant's Directors

              (a) On May 27, 1997, Paula Amanda resigned as Director of NuOasis Gaming, Inc.

              (b)     Exhibits

                      (1)   Letter of Acceptance of Resignation of Paula Amanda.


Item 7.       Financial Statements and Exhibits

              N/A


Item 8.       Change in Registrant's Fiscal Year

              N/A

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                                    SIGNATURE

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUOASIS GAMING, INC.
                                        (Registrant)



Dated: May 28, 1997                     By:  /s/  Fred G. Luke
                                                  -----------------------------
                                                  Fred G. Luke, Chairman

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                                    EXHIBIT 1

               LETTER OF ACCEPTANCE OF RESIGNATION OF PAULA AMANDA

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                               NuOASIS GAMING INC.
               2 Park Plaza o Suite 470 o Irvine, California 92714 Telephone (714) 833-5382 o Facsimile (714) 833-7854



                                  May 27, 1997



Ms. Paula Amanda
550 15th Street, 3rd Floor
San Francisco, California  94103

Dear Paula:

Steven told me that you have tendered your resignation as a Director of NuOasis Gaming, Inc. (the "Company") to be effective today.

The Company regretfully accepts your resignation. I wish you success in your next endeavor.

Sincerely,



/s/  Fred G. Luke
     -----------------------------
     Fred G. Luke, Chairman

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